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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported)  February 15, 1996


     LEHMAN ABS CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated as of December 29, 1995, which forms Lehman Home Equity Loan Trust 1996-1, which will issue the Lehman Home Equity Loan Trust 1996-1, Revolving Home Equity Loan Asset-Backed Certificates, Series 1996-1).


                           LEHMAN ABS CORPORATION
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     (Exact name of registrant as specified in its charter)


         Delaware                33-99494        13-3447441
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(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)


Three World Financial Center
200 Vesey Street
New York, New York                                  10022
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(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (212) 526-7000
                                                   ----- --------

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Item 5.  Other Events.
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Incorporation of Certain Documents by Reference
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     Pursuant to  Rule 411 of Regulation C under  the Securities Act of 1933,
Lehman ABS Corporation (the "Registrant") will incorporate by reference a form of the Financial Guaranty Insurance Policy (the "Policy") of Financial Security Assurance Inc. relating to Lehman Home Equity Loan Trust 1996-1,
into the Registrant's  registration statement (File No. 33-99494).   The form
of the Policy is attached hereto as Exhibit 1.


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Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit:

     1.   Form of the Policy.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LEHMAN ABS CORPORATION



                              By: /s/ Martin Harding
                                  -----------------------------
  Martin Harding




Dated:  February 14,  1996

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                                Exhibit Index
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Exhibit                                           Page
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1.   Form of Policy


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                                  EXHIBIT 1
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     FINANCIAL                                             FINANCIAL GUARANTY
     SECURITY                                                INSURANCE POLICY
     ASSURANCE(Service Mark)


TRUST: As described in Endorsement No. 1              Policy No.:
CERTIFICATES:                                          Date of Issuance:



     FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to the Trustee for the benefit of each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment of Guaranteed Distributions with respect to the Certificates of the Trust referred to above.

     For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees payment of the amount of any distribution of principal or interest with respect to the Certificates made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law.

     Payment of any amount required to be paid under this Policy will be made following receipt by Financial Security of notice as described in Endorsement No. 1 hereto.

     Financial Security shall be subrogated to the rights of each Holder to receive distributions with respect to each Certificate held by such Holder to the extent of any payment by Financial Security hereunder.

     Except to the extent expressly modified by Endorsement No. 1 hereto, the following terms shall have the meanings specified for all purposes of this Policy. "Holder" means the registered owner of any Certificate as indicated on the registration books maintained by or on behalf of the Trustee for such purpose or, if the Certificate is in bearer form, the holder of the Certificate. "Trustee", "Guaranteed Distributions" and "Term of this Policy" shall have the meanings set forth in Endorsement No. 1 hereto.

     This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever. This Policy may not be cancelled or revoked during the Term of this Policy. An acceleration payment shall not be due under this Policy unless such acceleration is at the sole option of Financial Security. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.


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     In witness whereof,  FINANCIAL SECURITY ASSURANCE  INC. has caused  this
Policy to be executed on its behalf by its Authorized Officer.

                                             FINANCIAL   SECURITY   ASSURANCE
INC.



                                             By
                                               ----------------------------

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                                                         Authorized Officer

A subsidiary of Financial Security Assurance Holdings Ltd.
350 Park Avenue, New York, N.Y. 10022-6022                     (212) 826-0100

Form 101NY (5/89)
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